UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 22, 2026, Datavault AI Inc. (the “Company”) issued to Maxim Group LLC (“Maxim”) warrants to purchase up to 2,727,272 shares (the “Participation Warrants”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to that certain letter agreement, dated May 26, 2026 (the “Maxim Letter Agreement”), under which the Company agreed to: (i) issue to Maxim, or its designees, the Participation Warrants; (ii) pay Maxim a cash fee of $1,050,000; (iii) retain Maxim to act as co-sales agent in connection with the Company’s next at-the-market offering (the “Future ATM Offering”), in which the Company has agreed to pay Maxim a cash fee equal to three percent (3%) of the gross proceeds of each sale of securities in the Future ATM Offering; and (iv) include Maxim as dealer manager and/or sales agent in any registration statement, prospectus supplement or other filing made in connection with the Future ATM Offering. The Participation Warrants are being issued pursuant to the Letter Agreement in connection with the settlement of certain matters between the Company and Maxim and in consideration of Maxim’s waiver of its right of participation under Section 2(a)(vi) of that certain equity distribution agreement, dated July 21, 2025, with respect to the Company’s previously announced issuance and sale to certain institutional investors, on May 5, 2026, of an aggregate of 109,090,910 shares of Common Stock (such transaction, the “ROFR Transaction”). The Participation Warrants have the same terms as the placement agent warrants issued to the placement agent in connection with the ROFR Transaction, including, without limitation, a term of five years from the date of the prospectus supplement, dated May 3, 2026, to the Base Prospectus (as defined below) filed by the Company with the Securities and Exchange Commission (the “SEC”) with respect to the ROFR Transaction, and an exercise price of $0.6325 per share.

The foregoing summary of the Participation Warrants does not purport to be complete and is subject to, and qualified in its entirety by, a copy of the form of Placement Agent Warrant issued in connection with the ROFR Transaction and filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2026, which is incorporated herein by reference.

On June 22, 2026, the Company filed a prospectus supplement, dated June 22, 2026 (“Prospectus Supplement”), to a prospectus, dated March 25, 2026 (the “Base Prospectus”), included in an effective shelf registration statement on Form S-3 (File No. 333-294502), which was originally filed by the Company with the SEC on March 20, 2026, and was declared effective by the SEC on March 25, 2026. The Company filed the Prospectus Supplement for the purpose of registering the Participation Warrants and the shares of Common Stock issuable upon exercise of the Participation Warrants. In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Paul Hastings LLP, regarding the validity of the Participation Warrants and the shares of Common Stock issuable upon exercise of the Participation Warrants, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Paul Hastings LLP
23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026	DATAVAULT AI INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Financial Officer